                                                                  EXHIBIT 10.1.7

                        JONES INFOMERCIAL NETWORKS, INC.
                              AFFILIATE AGREEMENT

         THIS AGREEMENT is made as of the 1st day of August, 1994, by and between JONES INFOMERCIAL NETWORKS, INC., a Colorado corporation ("JIN"), and JONES INTERCABLE, INC. ("Affiliate"), whose address is 9697 E. Mineral Avenue, Englewood, Colorado 80112.

         IN CONSIDERATION OF THE MUTUAL COVENANTS, STIPULATIONS AND REPRESENTATIONS CONTAINED HEREIN, THE PARTIES HERETO AGREE AS FOLLOWS:

1.   GRANT OF LICENSE

     (a) Subject to the terms and conditions of this Agreement, JIN hereby grants to Affiliate the non-exclusive license to distribute the "Jones Infomercial Networks" programming service (the "Service") within the operating area (as hereinafter defined) of any cable or satellite master antenna television system(s) owned or managed by Affiliate as listed on the attached Exhibit I, as such list may be amended from time to time (the "System(s)") by mutual agreement of JIN and Affiliate. Affiliate shall give written notice to JIN within thirty (30) days of the date Affiliate desires to add a System to Exhibit I. Affiliate shall not delete any System from
     Exhibit I during the term of this Agreement.

     (b) For purposes of this Agreement, the "Operating Area" of any System shall mean, with respect to a cable television system, the geographical area where Affiliate is authorized to construct, operate, manage or maintain a cable television system by appropriate governmental authority, and with respect to a satellite master antenna television system, the geographical area where Affiliate is authorized to construct, operate, manage or maintain a satellite master antenna television system by agreement with a third party.

2.   TERM

     (a) The term of this Agreement shall commence on August 1, 1994, and terminate ten (10) years thereafter. This Agreement shall automatically renew for successive equal terms unless either party gives written notice of termination at least forty-five (45) days prior to the expiration of the then current term.

     (b) Except as otherwise provided herein, neither Affiliate nor JIN may terminate this Agreement except upon sixty (60) days prior written notice and then only if the other has made a misrepresentation herein or breaches any of its material obligations hereunder and such misrepresentation or breach (which shall be specified in such notice) is not or cannot be cured within sixty (60) days of such notice.

3.   CONTENT OF SERVICE

     JIN shall have the exclusive authority to determine the content and format of the Service, and the selection, scheduling, substitution and withdrawal of any program or advertisement shall remain within the sole discretion of JIN. Affiliate shall distribute the Service without addition, deletion, alteration, editing or amendment, including any copyright notices, credits and similar notices, trademarks or trade names contained therein.

4.   RATES AND PAYMENTS

     (a) on or before the thirtieth (30th) day following each month throughout the term of this Agreement, JIN shall pay to Affiliate the appropriate rebate of network revenue earned (the "rebate") in the operating area identified by zip codes provided in Exhibit I, and calculated in accordance with Exhibit II.

     (b) JIN's failure, for any reason, to send a particular monthly payment within the time frame specified shall not relieve Affiliate of its obligation to carry the Network consistent with the terms of this Agreement.

     (c) During the term of this Agreement, each month Affiliate shall provide to JIN a true and complete monthly report, signed by the chief financial officer of Affiliate or his/her authorized designee, in a form satisfactory to JIN, specifying for each System the total number of hours the Network was carried each day of that month and the number of channels on which the Network was viewed. In addition, Affiliate will provide JIN a monthly report of the specific dayparts of each day during which the Network was broadcast to each System.

     (d) JIN shall keep true and accurate books and records directly relating to this Agreement in accordance with generally accepted accounting principles. All such books and records shall be maintained by JIN for a period of three
     (3) years following the year to which such books and records relate. Affiliate or its authorized representatives shall have the right to inspect, audit and copy any such books and records of Affiliate. Acceptance of any rebate by Affiliate shall be construed as acceptance of any calculation thereof.

5.   DELIVERY AND DISTRIBUTION

     (a) During the term of this Agreement, each of the Systems shall, commencing with each such Systems' first date of carriage of the Service as listed on Exhibit I ("Launch Date"), designate a minimum of one (1) channel on each System for the carriage of the Service prior to the commencement of the delivery of the Service on such System. Affiliate may change, from time to time, the channel designation on which the Service is carried. Affiliate agrees to deliver the Service a minimum of four hours per day.

     (b) JIN will initially transmit the Service by means of domestic communications satellite GE American Communications C-3, Transponder 20. Effective September 6, 1994, JIN will transmit a digitally compressed signal on the GE American Communications C-3 satellite. JIN will notify Affiliate of any change in satellite not less than ninety (90) days prior to the scheduled change. In the event of any such change, Affiliate agrees to make such arrangements as may be necessary to receive the signal from the new satellite. If JIN delivers the Service to a domestic communications satellite where it reasonably appears that Affiliate will incur expenses for additional receiving equipment other than those associated with receiving a digitally compressed signal that will not be reimbursed by any third party for a particular System to receive the Service, then in that event, Affiliate will be entitled to delete the affected System from
     Exhibit I of this Agreement within thirty (30) days of receiving notice from JIN of the satellite selected for delivery of the

     Service, unless JIN agrees to pay its pro rata share (based on number of signals to be received by any System from such new satellite) of the costs associated with the additional receiving equipment. If JIN agrees to pay such costs, then the affected System may not be deleted from Exhibit I and such System shall continue to distribute the Service through the remaining term of this Agreement. JIN and Affiliate shall each use their respective best efforts to maintain a high quality of signal transmission for the Service.

     (c) Subject to then existing law, Affiliate shall not itself, and shall not authorize others to, copy, tape or otherwise reproduce any part of the Service without JIN's prior written authorization, and shall take reasonable and practical security measures to prevent the unauthorized copying or taping by others; provided, however, that nothing herein shall prohibit Affiliate from assisting its residential subscribers in connecting video cassette recorders to record the Service. JIN shall endeavor to advise Affiliate of copyright, literary and dramatic rights of, and restrictions and limitations imposed by, program originators (including but not limited to JIN) affecting the distribution of the Service, as they exist from time to time ("Intellectual Property Rights and Requirements"). As between the parties to this Agreement, Affiliate shall be solely responsible for compliance with any and all Intellectual Property Rights and Requirements of which it has been given notice. Affiliate shall not distribute or exhibit, and shall not authorize, license or permit the distribution or exhibition of, the Service by any means or device, whether now known or hereafter devised, other than through the Systems now or hereafter listed in Exhibit I hereto and in accordance with the terms of this Agreement.

6.   PROMOTION AND RESEARCH

     (a) Affiliate shall use reasonable efforts to promote, market and sell the Service to Subscribers and to the general public within the Operating Area of each System. Advertising, promotional, marketing and/or sales materials concerning the Service which are provided to Affiliate by JIN shall be used without any alteration, deletion, addition or any other change, unless such changes are approved by JIN prior to use by Affiliate.

     (b) At JIN's request, Affiliate shall provide JIN with all available data regarding the marketing and promotion of the Service by Affiliate. Subject to applicable federal, state and local law (including the franchises, if any, pursuant to which the Systems are operated), Affiliate also agrees to render such other assistance to JIN as JIN may request and which Affiliate may reasonably provide in connection with any marketing test, survey, poll or other research which JIN may undertake in connection with the Service. JIN shall treat as confidential any names and addresses of Subscribers which JIN receives from Affiliate, and shall not utilize any such names or addresses except in connection with such research.

7.   NOTICES

     All notices, statements and other communications given hereunder shall be in writing and shall be delivered by facsimile transmission, telegraph, personal delivery, certified mail, return receipt requested, or by next day express delivery, addressed, if to JIN at 9697 East Mineral Avenue, Englewood, Colorado 80112, Attn: President, Jones Infomercial Networks, Inc. (Fax: 303-799-1644), with a copy to the Legal Department and, if to Affiliate, at its address set forth herein or by facsimile at (303) 799-1644. The date of such facsimile transmission, telegraphing or personal delivery or the next day if by express delivery, or the date three (3) days after mailing, shall be deemed the date on which such notice is given and effective.

8.   TRADEMARKS

     All right, title and interest in and to the Service, and all materials, ideas, formats and concepts, computer software or other rights of whatever nature related thereto shall remain the property of JIN. Further, Affiliate acknowledges and agrees that all names, logos, marks, copyright notices or designations utilized by JIN in connection with the Service (the "Marks") are the sole and exclusive property of JIN and/or its affiliates, and no rights or ownership are intended to be or shall be transferred to Affiliate. Affiliate's use of the Marks shall be limited to the advertising and promotion of its carriage of the Service over the Systems pursuant to this Agreement. JIN shall provide Affiliate with samples of the Marks which Affiliate shall use in their entirety (including all service mark and trademark notices) whenever the Marks are used by Affiliate.

9.   REPRESENTATIONS AND INDEMNIFICATION

     (a) JIN represents and warrants to Affiliate that (i) it is a corporation duly organized and validly existing under the laws of the State of Colorado; (ii) JIN has the corporate power and authority to enter into this Agreement and to fully perform its obligations hereunder; (iii) JIN is under no contractual or other legal obligation which in any way interferes with its ability to fully, promptly and completely perform hereunder; and
     (iv) nothing contained in the Service shall violate the civil or property rights, copyrights, trademark rights or right of privacy of any person, firm or corporation except that no representation and warranty is given with respect to music performance rights.

     (b) Affiliate represents and warrants to JIN that (i) Affiliate is a corporation duly organized and validly existing under the laws of the State of Colorado; (ii) Affiliate has the requisite power and authority to enter into this Agreement and to fully perform its obligations hereunder; (iii) Affiliate's Systems are operating, with respect to any cable television system, pursuant to valid franchise agreements, or licenses or other permits duly authorized by proper local authorities, or with respect to any satellite master antenna television systems, pursuant to valid agreements with third parties granting affiliate all necessary rights; and (iv) Affiliate is under no contractual or other legal obligation which in any way interferes with its ability to fully, promptly and completely perform hereunder.

     (c) Affiliate and JIN shall each indemnify and forever hold harmless the other, the other's affiliate companies and their respective officers, directors, employees and agents from all liabilities, claims, costs, damages and expenses (including, without limitation, reasonable counsel fees) arising out of any breach or claimed breach by it of any representation or any of its obligations pursuant to this Agreement.

     (d) The party entitled to indemnification hereunder (the "Indemnified Party") shall notify the other party hereto (the "Indemnifying Party") in writing of the claim or action for which such indemnity allegedly applies. The Indemnifying Party shall undertake the defense of any such claim or action and permit the Indemnified Party to participate therein at the Indemnified Party's own expense. The settlement of any such claim or action by an Indemnified Party without the Indemnifying Party's prior written consent shall release the Indemnifying Party from its obligations hereunder with respect to such claim or action so settled.

     (e) Neither party hereto shall be liable to the other for the failure to fulfill its obligations hereunder (other than the obligation to make all payments when due hereunder) to the extent such failure is caused by or arises out of an act of God, war, strike, riot, labor dispute, national disaster, technical failure (including the failure of all or part of any domestic communications satellite on which the Service is delivered), or any other reason beyond the control of the party whose obligation is prevented during the period of such occurrence.

10.  CONFIDENTIALITY

     Neither Affiliate nor JIN shall disclose to any third party (other than its respective employees, in their capacity as such), any information with respect to the terms and provisions of this Agreement, including by way of press release(s), except: (i) to the extent necessary to comply with law or legal reporting or disclosure requirements or the valid order of a court of competent jurisdiction, in which event the party making such disclosure shall so notify the other as promptly as practicable (and, if possible, prior to making such disclosure) and shall seek confidential treatment of such information; (ii) as part of its normal reporting or review procedure to its parent company, its auditors and its attorneys; provided, however, that such parent company, auditors and attorneys agree to be bound by the provisions of this Section; (iii) in order to enforce its rights pursuant to this Agreement; and (iv) if mutually agreed by Affiliate and JIN in writing.

11.  GENERAL

     (a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

     Notwithstanding the foregoing, this Agreement may not be assigned by Affiliate without the prior written consent of JIN.

     (b) Nothing contained herein shall be deemed to create, and the parties do not intend to create, any relationship of partners or joint venturers as between Affiliate and JIN. Neither Affiliate nor JIN shall be or hold itself out as the agent of the other under this Agreement. The obligations of Affiliate and JIN under this Agreement are subject to all applicable federal, state and local laws, rules and regulations including, but not limited to, the Communications Act of 1934, as amended and the rules and regulations of the Federal Communications Commissions.

     (c) A waiver by either party of any term or condition of this Agreement in any one instance shall not be deemed or construed as a continuing waiver or a waiver of any subsequent breach thereof. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior understandings and agreements, oral or written between the parties hereto. This Agreement may not be modified except in a writing executed by both parties hereto.

     (d) JIN reserves the right to terminate this Agreement at any time and without cause in connection with the termination of the Service upon thirty
     (30) days prior written notice.

     (e) This Agreement and all collateral matters shall be construed in accordance with the internal laws of the State of Colorado applicable to agreements fully made and to be performed therein, irrespective of the place of actual execution or performance.

     (f) The invalidity or unenforceability of any provision of this Agreement shall in no way affect the validity or enforceability of any other provision of this Agreement.

     (g) There is not an adequate remedy at law for a breach by Affiliate of this Agreement, and JIN will suffer irreparable harm as a result of such a breach. Therefore, if a breach or threatened breach of this Agreement by Affiliate occurs, in addition to any other rights and remedies it may have,

     JIN shall be entitled to injunctive relief restraining Affiliate from doing any act in violation of this Agreement.

IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first set forth above.


JONES INTERCABLE, INC.                         JONES INFOMERCIAL NETWORKS, INC.
By: _____________________                      By: ________________________
   (Signature)                                    (Signature)
Its: ____________________                      Its: _______________________
Date: ___________________                      Date: ______________________

                                   EXHIBIT I

      LIST EACH                                                                     LIST ZIP CODE
    FRANCHISE AREA        CHANNEL     CARRIAGE                        NO. OF         WITHIN EACH
SERVED BY EACH SYSTEM     POSITION      HOURS      LAUNCH DATE     SUBSCRIBERS     FRANCHISE AREA
----------------------    --------    ---------    ------------    ------------    ---------------